UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22690

Tortoise Energy Independence Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

Tortoise Energy Independence Fund, Inc. 2013 2nd Quarter Report • May 31, 2013

The North American energy revolution

2013 2nd Quarter Report	1

Fund at a glance

Tortoise believes Tortoise Energy Independence Fund, Inc. (NYSE: NDP) is the first closed-end fund with a focus on North American crude oil and natural gas production growth — growth which supports energy independence.

Investment opportunity

Technological developments are now providing access to vast amounts of unconventional resources in North American oil and gas reservoirs, with the potential for an extended period of production growth. Virtually unthinkable a few years ago, North America now has the opportunity to be a global leader in energy production, with many experts predicting North America could become energy self-sufficient over the coming decades.

To capture the heart of this significant North American production growth potential, NDP invests in energy producers, also known as the upstream portion of the energy value chain. While commodity prices will fluctuate, we believe the sector’s volume growth potential provides an attractive long-term investment opportunity.

Targeted investment characteristics

NDP primarily invests in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs, and, to a lesser extent, in companies that provide associated transportation, processing and storage. The majority of NDP’s investments include upstream energy companies with the following targeted characteristics:

  Substantial acreage positions in premier North American oil and gas fields

  Production volume growth potential over many years

  High quality, financially disciplined management teams

  Total return potential through a combination of current income and capital appreciation

We also write (sell) out-of-the-money covered call options on companies that meet our investment thresholds, seeking to mitigate portfolio risk, increase current income and enhance long-term total return potential across economic cycles.

Portfolio statistics at May 31, 2013 (unaudited)

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2	2013 2nd Quarter Report

June 18, 2013

Dear Fellow Stockholders,

The equity market continued its bullish start in fiscal year 2013, with the S&P 500 Index® gaining 8.2 percent and 16.4 percent for the three and six months ending May 31st. A confluence of events conspired to buoy investor confidence and sustain the market’s upward trajectory during the period as fiscal cliff concerns abated and economic data continued to suggest a moderate economic recovery. Robust oil and gas production growth continues to be a positive influence on the larger economy.

Energy production review and outlook

The Tortoise North American Oil and Gas Producers IndexSM had a total return of 2.4 percent and 7.5 percent for the three and six months ended May 31, 2013, respectively. Overall, oil and gas production companies had a solid run during the period, with production growth highlighting the positive fundamental North American energy backdrop, despite their underperformance of the broader equity market. This difference in performance was due in part to concerns about the direction of crude oil prices (with West Texas Intermediate crude averaging $92.96 for the fiscal period, with a high of $97.94 in January and a low of $85.56 in December), which was driven by uncertainty surrounding U.S. government spending cuts.

The growing production of oil, natural gas and natural gas liquids is possible due to technological advances and the abundance of shale formations in North America, vast resources previously not economically feasible for production. The Energy Information Administration estimates combined U.S. and Canadian crude oil and liquids production growth of nearly three million barrels per day from 2012 through 2014, which dwarfs the combined estimated production growth in the rest of the world. This growth is projected to come from shale reservoirs across the U.S., including the Bakken, Eagle Ford and Permian basins. We estimate that both the Bakken and Eagle Ford oil production volumes may exceed one million barrels per day by 2015, each accounting for more than 10 percent of total U.S. production. The Permian, already producing more than one million barrels of oil per day, is expected to account for nearly 20 percent of U.S. production. This growth is helping the U.S. gain global market share as an energy producer and has hastened its progress towards energy independence.

Fund performance review

Our total assets, net of pending trades, increased from $380.5 million on Nov. 30, 2012 to $412.7 million on May 31, 2013, resulting primarily from market appreciation of our investments. Our market-based total return to stockholders was 5.1 percent and 15.1 percent (both including the reinvestment of distributions) for the three and six months ending May 31, 2013, respectively. Our NAV-based total return was 4.1 percent and 12.4 percent for the same periods. The difference between our market value total return as compared to our NAV total return reflected the increase in our stock price to a market premium over our NAV during the period.

Our asset performance during the fiscal first half of 2013 was driven primarily by our strategy of focusing on domestic oil and gas producers and astute security selection. Our performance also was positively influenced by our exposure to midstream companies whose success was driven by growing volumes resulting from robust production growth. During the period, we generally maintained both the notional amount of the portfolio’s covered calls (ranging from 34.5 percent to 44.8 percent of total assets) and their out-of-the-money percentage (averaging 7.73 percent out-of-the-money), even in a historically low VIX (low volatility) environment. Our covered call strategy continued to provide current income in a portfolio developed to provide access to oil and gas producers with production growth potential underway in strategic unconventional oil and gas reservoirs across North America.

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	3

We paid a distribution of $0.4375 per common share ($1.75 annualized) to our stockholders on June 3, 2013, the same as our previous quarterly distribution. This distribution represented an annualized yield of 7.1 percent based on our second fiscal quarter closing price of $24.81, providing what we believe to be attractive current income potential. For tax purposes, we currently expect 80 to 100 percent of NDP’s distributions to be characterized as dividend income and capital gain. A final determination of the characterization will be made in January 2014.

We ended the second fiscal quarter with leverage (bank debt) at 11.3 percent of total assets, comfortably within our long-term target of 10 to 15 percent. This provides us flexibility in managing the portfolio across market cycles and allows us to add leverage when compelling opportunities arise. As of May 31, 2013, our leverage had a weighted average cost of 1.14 percent and was consistent with our strategy of maintaining floating-rate leverage given our relatively low target levels.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding thoughts

We continue to be excited about the significant transformation underway in North American energy. As this optimistic story continues to play out, we look forward to serving you as your professional investment adviser in addressing the chapters ahead.

As a final note, if you have not yet had a chance to listen to our May webcast, we invite and encourage you to do so at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to the Tortoise Energy Independence Fund, Inc.

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

The Tortoise North American Oil & Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The S&P 500 Index® is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

4	2013 2nd Quarter Report

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Period from
	July 31, 2012(1)
	through	2013
	November 30, 2012	Q1(2)	Q2(2)
Total Income from Investments
Distributions received from investments	$3,771	$2,869	$2,962
Less foreign withholding taxes	(143)	(100)	(94)
Dividends paid in stock	382	385	393
Net premiums on options written	4,089	4,142	4,339
Interest and dividend income	31	—	—
Total from investments	8,130	7,296	7,600
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,151	921	974
Other operating expenses	222	146	144
	1,373	1,067	1,118
Distributable cash flow before leverage costs	6,757	6,229	6,482
Leverage costs(3)	114	138	142
Distributable Cash Flow(4)	$6,643	$6,091	$6,340
Net realized gain on investments and foreign currency
translation, for the period	$2,197	$991	$5,236
As a percent of average total assets(5)
Total from investments	N/M	7.52%	7.37%
Operating expenses before leverage costs	1.14%	1.10%	1.08%
Distributable cash flow before leverage costs	N/M	6.42%	6.29%
As a percent of average net assets(5)
Total from investments	N/M	8.59%	8.43%
Operating expenses before leverage costs	1.22%	1.26%	1.24%
Leverage costs	N/M	0.16%	0.16%
Distributable cash flow	N/M	7.17%	7.03%

Selected Financial Information
Distributions paid on common stock	$6,346	$6,346	$6,345
Distributions paid on common stock per share	0.4375	0.4375	0.4375
Total assets, end of period	418,914	401,948	412,693
Average total assets during period(6)	359,641	393,379	409,102
Leverage(7)	49,000	43,800	46,600
Leverage as a percent of total assets	11.7%	10.9%	11.3%
Net unrealized appreciation (depreciation), end of period	(15,351)	9,854	23,330
Net assets, end of period	329,676	349,670	357,587
Average net assets during period(8)	334,232	344,470	357,879
Net asset value per common share	22.73	24.11	24.65
Market value per common share	22.33	24.02	24.81
Shares outstanding (actual)	14,504,200	14,504,200	14,504,200

(1)	Commencement of operations.
(2)	Q1 is the period from December through February. Q2 is the period from March through May.
(3)	Leverage costs include interest expense and other recurring leverage expenses.
(4)

“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on MLP distributions, and the value of paid-in-kind distributions.

(5)	Annualized. Certain of the ratios for the period from July 31, 2012 through November 30, 2012 are not meaningful due to partial investment of initial offering and leverage proceeds.
(6)	Computed by averaging month-end values within the period.
(7)	Leverage consists of short-term borrowings.
(8)	Computed by averaging daily net assets for the period.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	5

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Independence Fund, Inc.’s (“NDP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”) that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

NDP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments increased during the quarter, contributing to an increase in total assets of approximately $10.7 million since February 28, 2013.

Distribution increases from our investments were in-line with our expectations while the increase in average total assets during the quarter resulted in increased asset-based expenses. We maintained our quarterly distribution of $0.4375 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, MLPs or affiliates of MLPs in which we invest and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

6	2013 2nd Quarter Report

Management’s Discussion (unaudited)
(continued)

and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (2) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (3) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs that generally have a strong presence in North American oil and gas reservoirs, including shale.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio. We typically aim to write call options that are approximately 5 to 15 percent out-of-the-money on approximately 40 percent of our portfolio, although we may adjust these targets depending on market volatility and other market conditions.

Total distributions received from our investments and option strategy for the 2nd quarter 2013 were approximately $7.6 million. This reflects earnings on our investments of $3.3 million and net premiums on options written of approximately $4.3 million. On an annualized basis, the total received from investments equates to 7.37 percent of our average total assets for the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.08 percent of average total assets for the 2nd quarter 2013, a decrease of 0.02 percent as compared to 1st quarter 2013. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets for years 1 and 2 and 0.10 percent of average monthly managed assets for years 3 and 4 following the closing of the initial public offering.

Leverage costs consist of the interest expense on our margin borrowing facility, which will vary from period to period as the facility has a variable interest rate. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below. Total leverage costs for DCF purposes were approximately $142,000 for the 2nd quarter 2013, a slight increase as compared to 1st quarter 2013.

The average annualized total cost of leverage was 1.14 percent as of May 31, 2013. Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR and the utilization of our margin facility. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable cash flow

For 2nd quarter 2013, our DCF was approximately $6.3 million, an increase of 4.1 percent as compared to 1st quarter 2013. This increase is the net result of the changes in income and expenses as described above. This equates to an annualized rate of 6.29 percent of average total assets for the quarter and 7.03 percent of average net assets for the quarter. In addition, we had net realized gains on investments of $5.2 million during the period.

We declared a distribution of $6.3 million for 2nd quarter 2013. On a per share basis, we declared a $0.4375 per share distribution on May 6, 2013, unchanged from the 1st quarter 2013.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2013 YTD and 2nd quarter 2013 (in thousands):

	2013	2nd Qtr
	YTD	2013
Net Investment Income (Loss)	$64	$(258)
Adjustments to reconcile to DCF:
Net premiums on options written	8,481	4,339
Distributions characterized as return of capital	3,108	1,866
Dividends paid in stock	778	393
DCF	$12,431	$6,340

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	7

Management’s Discussion (unaudited)
(continued)

Liquidity and capital resources

We had total assets of approximately $413 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 2nd quarter 2013, total assets increased approximately $10.7 million. This change was primarily the result of a $16.6 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and net sales during the quarter of $5.9 million.

Total leverage outstanding at May 31, 2013 was $46.6 million, an increase of $2.8 million as compared to February 28, 2013. Total leverage represented 11.3 percent of total assets at May 31, 2013 as compared to 10.9 percent at February 28, 2013. Our leverage as a percent of total assets is on the low end of our long-term target level of 10 to 15 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 20 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in market values of our investments, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2012 were approximately 21 percent QDI, 68 percent ordinary dividend income, and 11 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. We currently estimate that 80 to 100 percent of 2013 distributions will be characterized as dividend income and capital gains, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2014.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

8	2013 2nd Quarter Report

Schedule of Investments (unaudited)
May 31, 2013

	Shares	Fair Value
Common Stock — 81.4%(1)

Natural Gas Pipelines — 3.1%(1)
United States — 3.1%(1)
EQT Corporation	138,100	$11,031,428

Oil and Gas Production — 78.3%(1)
Canada — 11.6%(1)
ARC Resources Ltd.	334,600	9,262,619
Canadian Natural Resources Limited(2)	187,300	5,575,921
Cenovus Energy Inc.	126,700	3,792,131
Crescent Point Energy Corp.	285,700	10,344,999
Enerplus Corporation	275,800	4,296,964
Penn West Petroleum Ltd.(2)	266,400	2,714,616
Suncor Energy Inc.	183,200	5,552,792
The Netherlands — 2.2%(1)
Royal Dutch Shell plc (ADR)	114,500	7,599,365
United Kingdom — 2.3%(1)
BP p.l.c. (ADR)	192,800	8,273,048
United States — 62.2%(1)
Anadarko Petroleum Corporation(2)	266,300	23,293,261
Apache Corporation(2)	163,000	13,387,190
Cabot Oil & Gas Corporation	172,900	12,165,244
Chesapeake Energy Corporation(2)	504,000	11,007,360
Chevron Corporation	70,400	8,641,600
Concho Resources Inc.(2)(3)	79,900	6,684,434
ConocoPhillips	138,700	8,507,858
Continental Resources, Inc.(2)(3)	206,300	16,737,119
Devon Energy Corporation	112,000	6,367,200
EOG Resources, Inc.(2)	182,600	23,573,660
Hess Corporation(2)	55,300	3,727,773
Marathon Oil Corporation(2)	280,400	9,642,956
Noble Energy, Inc.	72,800	4,196,920
Occidental Petroleum Corporation(2)	239,000	22,004,730
Pioneer Natural Resources Company(2)	185,900	25,780,612
Range Resources Corporation(2)	197,500	14,848,050
Southwestern Energy Company(2)(3)	113,000	4,258,970
Whiting Petroleum Corporation(2)(3)	165,000	7,601,550
		279,838,942
Total Common Stock
(Cost $277,362,036)		290,870,370

Master Limited Partnerships
and Related Companies — 33.8%(1)

Crude/Refined Products Pipelines — 8.8%(1)
United States — 8.8%(1)
Buckeye Partners, L.P.	45,700	3,022,598
Enbridge Energy Management, L.L.C.(4)(5)	403,836	12,010,074
Magellan Midstream Partners, L.P.(4)	75,000	3,899,250
MPLX LP(4)	117,232	4,352,824
Plains All American Pipeline, L.P.(4)	72,000	4,044,960
Rose Rock Midstream, L.P.	32,489	1,200,794
Tesoro Logistics LP(4)	47,000	2,915,880
		31,446,380
Natural Gas/Natural Gas Liquids Pipelines — 8.8%(1)
United States — 8.8%(1)
Energy Transfer Partners, L.P.(4)	180,800	8,788,688
Enterprise Products Partners L.P.(4)	37,500	2,227,125
Kinder Morgan Management, LLC(4)(5)	138,681	11,263,669
Regency Energy Partners LP(4)	252,300	6,468,972
Williams Partners L.P.(4)	57,300	2,858,697
		31,607,151
Natural Gas Gathering/Processing — 4.4%(1)
United States — 4.4%(1)
Access Midstream Partners, L.P.(4)	58,900	2,533,878
DCP Midstream Partners, LP(4)	89,300	4,268,540
Targa Resources Partners LP(4)	95,800	4,455,658
Western Gas Equity Partners, LP(4)	70,627	2,642,862
Western Gas Partners LP	34,300	2,017,869
		15,918,807

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	9

Schedule of Investments (unaudited) (continued)
May 31, 2013

	Shares	Fair Value
Oil and Gas Production — 11.8%(1)
United States — 11.8%(1)
BreitBurn Energy Partners L.P.(4)	513,200	$9,509,596
EV Energy Partners, L.P.(4)	82,800	3,151,368
Legacy Reserves, L.P.(4)	211,900	5,615,350
Linn Energy, LLC(4)	300,200	9,876,580
Pioneer Southwest Energy
Partners L.P.(4)	243,200	7,904,000
Vanguard Natural Resources, LLC(4)	212,100	5,970,615
		42,027,509
Total Master Limited Partnerships
and Related Companies (Cost $111,540,576)		120,999,847

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.08%(6) (Cost $115,280)	115,280	115,280
Total Investments — 115.2%(1)
(Cost $389,017,892)		411,985,497
Total Value of Options Written
(Premiums received $1,478,990) — (0.3%)(1)		(1,116,064)
Other Assets and Liabilities — (14.9%)(1)		(53,282,287)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$357,587,146

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of May 31, 2013.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

10	2013 2nd Quarter Report

Schedule of Options Written (unaudited)
May 31, 2013

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	June 2013	$95.00	2,013	$(80,520)
Apache Corporation	June 2013	87.50	1,630	(73,350)
Canadian Natural Resources Limited	June 2013	32.00	1,873	(37,460)
Chesapeake Energy Corporation	June 2013	22.00	5,040	(347,760)
Concho Resources Inc.	June 2013	90.00	799	(35,955)
Continental Resources, Inc.	June 2013	90.00	714	(14,280)
Continental Resources, Inc.	June 2013	95.00	1,349	(13,490)
EOG Resources, Inc.	June 2013	145.00	1,636	(52,352)
EOG Resources, Inc.	June 2013	150.00	190	(3,990)
Hess Corporation	June 2013	75.00	553	(12,719)
Marathon Oil Corporation	June 2013	38.00	1,000	(10,000)
Occidental Petroleum Corporation	June 2013	97.50	1,155	(48,510)
Penn West Petroleum Ltd.	June 2013	11.00	2,664	(39,960)
Pioneer Natural Resources Company	June 2013	150.00	1,859	(189,618)
Range Resources Corporation	June 2013	82.50	1,975	(59,250)
Southwestern Energy Company	June 2013	41.00	1,130	(22,600)
Whiting Petroleum Corporation	June 2013	50.00	1,650	(74,250)
Total Value of Call Options Written
(Premiums received $1,478,990)				$(1,116,064)

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	11

Statement of Assets & Liabilities (unaudited)
May 31, 2013

Assets
Investments at fair value (cost $389,017,892)	$411,985,497
Receivable for Adviser fee waiver	102,030
Dividends and distributions receivable	560,304
Prepaid expenses and other assets	45,620
Total assets	412,693,451
Liabilities
Options written, at fair value
(premiums received $1,478,990)	1,116,064
Payable to Adviser	748,223
Payable for investments purchased	175,949
Distribution payable to common stockholders	6,345,587
Accrued expenses and other liabilities	120,482
Short-term borrowings	46,600,000
Total liabilities	55,106,305
Net assets applicable to
common stockholders	$357,587,146
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value;
14,504,200 shares issued and outstanding
(100,000,000 shares authorized)	$14,504
Additional paid-in capital	334,242,233
Net unrealized appreciation	23,330,409
Net assets applicable to
common stockholders	$357,587,146
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$24.65

Statement of Operations (unaudited)
Period from December 1, 2012 through
May 31, 2013

Investment Income
Distributions from master limited partnerships	$3,244,082
Less return of capital on distributions	(3,108,185)
Net distributions from master limited partnerships	135,897
Dividends from common stock
(net of foreign taxes withheld of $193,887)	2,392,988
Dividends from money market mutual funds	167
Total Investment Income	2,529,052
Operating Expenses
Advisory fees	2,193,593
Administrator fees	82,169
Professional fees	65,746
Directors’ fees	33,072
Stockholder communication expenses	32,703
Fund accounting fees	28,207
Custodian fees and expenses	12,562
Registration fees	12,405
Stock transfer agent fees	5,866
Other operating expenses	17,805
Total Operating Expenses	2,484,128
Leverage Expenses
Interest expense	279,719
Total Expenses	2,763,847
Less fees waived by Adviser	(299,126)
Net Expenses	2,464,721
Net Investment Income	64,331
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	6,226,589
Net realized loss on options	(4,370,978)
Net realized gain on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	805
Net realized gain	1,856,416
Net unrealized appreciation of investments,
including foreign currency gain (loss)	39,102,400
Net unrealized depreciation of options	(420,845)
Net unrealized appreciation of other assets
and liabilities due to foreign
currency translation	30
Net unrealized appreciation	38,681,585
Net Realized and Unrealized Gains	40,538,001
Net Increase in Net Assets Applicable
to Common Stockholders
Resulting from Operations	$40,602,332

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

12	2013 2nd Quarter Report

Statement of Changes in Net Assets

	Period from	Period from
	December 1, 2012	July 31, 2012(1)
	through	through
	May 31, 2013	November 30, 2012
	(unaudited)
Operations
Net investment income	$64,331	$606,252
Net realized gain	1,856,416	5,203,725
Net unrealized appreciation (depreciation)	38,681,585	(15,351,176)
Net increase (decrease) in net assets applicable to common stockholders
resulting from operations	40,602,332	(9,541,199)
Distributions to Common Stockholders
Net investment income	(258,998)	(430,049)
Net realized gain	(1,829,460)	(5,212,217)
Return of capital	(10,602,717)	(703,321)
Total distributions to common stockholders	(12,691,175)	(6,345,587)
Capital Stock Transactions
Proceeds from initial public offering of 14,500,000 common shares	—	362,500,000
Underwriting discounts and offering expenses associated with the issuance of
common stock	—	(17,037,500)
Net increase in net assets applicable to common stockholders
from capital stock transactions	—	345,462,500
Total increase in net assets applicable to common stockholders	27,911,157	329,575,714
Net Assets
Beginning of period	329,675,989	100,275
End of period	$357,587,146	$329,675,989
Undistributed net investment income, end of period	$—	$194,667

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	13

Statement of Cash Flows (unaudited)
Period from December 1, 2012 through May 31, 2013

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$3,244,082
Dividend income received	2,448,516
Purchases of long-term investments	(154,568,292)
Proceeds from sales of long-term investments	164,712,069
Purchases of short-term investments, net	(3,317)
Call options written, net	(4,424,125)
Interest expense paid	(279,799)
Operating expenses paid	(2,178,919)
Net cash provided by operating activities	8,950,215
Cash Flows From Financing Activities
Advances from margin loan facility	30,800,000
Repayments on margin loan facility	(33,200,000)
Distributions paid to common stockholders	(6,550,215)
Net cash used in financing activities	(8,950,215)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$40,602,332
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(116,295,608)
Proceeds from sales of long-term investments	126,292,915
Purchases of short-term investments, net	(3,317)
Call options written, net	(4,424,125)
Return of capital on distributions received	3,108,185
Net unrealized appreciation	(38,681,585)
Net realized gain	(1,856,416)
Changes in operating assets and liabilities:
Decrease in dividends and distributions receivable	55,361
Increase in prepaid expenses and other assets	(22,113)
Decrease in receivable for investments sold	38,419,154
Decrease in payable for investments purchased	(38,272,684)
Increase in payable to Adviser, net of fees waived	29,102
Decrease in accrued expenses and other liabilities	(986)
Total adjustments	(31,652,117)
Net cash provided by operating activities	$8,950,215

See accompanying Notes to Financial Statements.
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

14	2013 2nd Quarter Report

Financial Highlights

	Period from	Period from
	December 1, 2012	July 31, 2012(1)
	through	through
	May 31, 2013	November 30, 2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$22.73	$—
Public offering price	—	25.00
Income (loss) from Investment Operations
Net investment income(3)(4)	0.00	0.04
Net realized and unrealized gains (losses)(3)	2.80	(0.65)
Total income (loss) from investment operations	2.80	(0.61)
Distributions to Common Stockholders
Net investment income	(0.02)	(0.03)
Net realized gain	(0.13)	(0.36)
Return of capital	(0.73)	(0.05)
Total distributions to common stockholders	(0.88)	(0.44)
Underwriting discounts and offering costs on issuance of common stock(5)	—	(1.22)
Net Asset Value, end of period	$24.65	$22.73
Per common share market value, end of period	$24.81	$22.33
Total Investment Return Based on Market Value(6)	15.13%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$357,587	$329,676
Average net assets (000’s)	$351,248	$334,232
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.25%	1.18%
Other operating expenses	0.17	0.20
Fee waiver	(0.17)	(0.16)
Subtotal	1.25	1.22
Leverage expenses	0.16	0.10
Total expenses	1.41%	1.32%
Ratio of net investment income (loss) to average net assets before fee waiver(7)	(0.13)%	0.38%
Ratio of net investment income to average net assets after fee waiver(7)	0.04%	0.54%
Portfolio turnover rate	29.06%	15.68%
Short-term borrowings, end of period (000’s)	$46,600	$49,000
Asset coverage, per $1,000 of principal amount of and short-term borrowings(8)	$8,674	$7,728
Asset coverage ratio of short-term borrowings(8)	867%	773%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the period from December 1, 2012 through May 31, 2013.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Annualized.
(8)

Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	15

Notes to Financial Statements (unaudited)
May 31, 2013

1. Organization

Tortoise Energy Independence Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 11, 2012, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American energy companies. The Company commenced operations on July 31, 2012. The Company’s stock is listed on the New York Stock Exchange under the symbol “NDP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at May 31, 2013.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

16	2013 2nd Quarter Report

Notes to Financial Statements (unaudited) (continued)

For the period from July 31, 2012 through November 30, 2012, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 20 percent of total distributions as investment income and approximately 80 percent as return of capital.

Subsequent to November 30, 2012, the Company reallocated the amount of investment income and return of capital it recognized for the period from July 31, 2012 through November 30, 2012 based on the 2012 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $384,000 or $0.026 per share, an increase in unrealized appreciation of investments of approximately $364,000 or $0.025 per share, and an increase in realized gains of approximately $20,000 or $0.001 per share for the period from December 1, 2012 through May 31, 2013.

Subsequent to the period ended February 28, 2013, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2013 estimates, after considering the final allocations for 2012. This reclassification amounted to a decrease in net investment income of approximately $82,000 or $0.006 per share, an increase in unrealized appreciation of investments of approximately $12,000 or $0.001 per share, and an increase in realized gains of approximately $70,000 or $0.005 per share.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. For the year ended November 30, 2012, the Company’s distributions for tax purposes were comprised of 68 percent ordinary income, 21 percent qualified dividend income, and 11 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2013.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	17

Notes to Financial Statements (unaudited) (continued)

G. Offering costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise or expiration, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent accounting pronouncements
In December 2011, the Financial Accounting Standards Board issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively. Management is currently evaluating the impact of these amendments on the financial statements.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Company’s net assets. Management is currently evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Company’s financial statements.

3. Concentration of risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of North American energy companies, including at least 70 percent of its total assets in equity securities of upstream energy companies. The Company considers a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, North America and (ii) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or that provide associated transportation, processing, equipment, storage, and servicing. The Company considers a company to be an upstream energy company if (i) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

18	2013 2nd Quarter Report

Notes to Financial Statements (unaudited) (continued)

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets for the first year following the commencement of operations, 0.15 percent of average monthly Managed Assets for the second year following the commencement of operations, 0.10 percent of average monthly Managed Assets for the third year following the commencement of operations and 0.10 percent of average monthly Managed Assets for the fourth year following the commencement of operations.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Unrealized depreciation	$(15,007,217)
Other temporary differences	(176,248)
Accumulated deficit	$(15,183,465)

As of May 31, 2013, the aggregate cost of securities for federal income tax purposes was $385,281,173. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $35,998,417, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $9,294,093 and the net unrealized appreciation was $26,704,324.

6. Fair value of financial instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	19

Notes to Financial Statements (unaudited) (continued)

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2013. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	May 31, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$290,870,370	$290,870,370	$—	$—
Master Limited Partnerships
and Related Companies(a)	120,999,847	120,999,847	—	—
Total Equity Securities	411,870,217	411,870,217	—	—
Other Securities:
Short-Term Investment(b)	115,280	115,280	—	—
Total Assets	$411,985,497	$411,985,497	$—	$—
Liabilities
Written Call Options	$1,116,064	$1,116,064	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2013.

The Company did not hold any Level 3 securities during the period ended May 31, 2013.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended May 31, 2013.

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period from December 1, 2012 through May 31, 2013, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2012	26,911	$1,532,136
Options written	169,125	8,952,220
Options closed	(143,309)	(8,084,166)
Options exercised	(8,391)	(412,187)
Options expired	(17,106)	(509,013)
Options outstanding at May 31, 2013	27,230	$1,478,990

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at May 31, 2013:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$1,116,064

The following table presents the effect of derivatives on the Statement of Operations for the period from December 1, 2012 through May 31, 2013:

	Location of Losses on Derivatives
Derivatives not accounted for as	Net Realized	Net Unrealized
hedging instruments under ASC 815	Loss on Options	Depreciation of Options
Written equity call options	$(4,370,978)	$(420,845)

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

20	2013 2nd Quarter Report

Notes to Financial Statements (unaudited) (continued)

8. Investment transactions

For the period from December 1, 2012 through May 31, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $116,295,608 and $126,292,915 (excluding short-term debt securities), respectively.

9. Common stock

The Company has 100,000,000 shares of capital stock authorized and 14,504,200 shares outstanding at May 31, 2013 and November 30, 2012.

10. Credit facility

As of May 31, 2013, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $65,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility generally will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period from ended May 31, 2013 was approximately $48,700,000 and 1.05 percent, respectively. At May 31, 2013, the principal balance outstanding was $46,600,000 at an interest rate of 1.04 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2013, the Company was in compliance with the terms of the margin loan facility.

11. Subsequent events

On June 3, 2013, the Company paid a distribution in the amount of $0.4375 per common share, for a total of $6,345,587. Of this total, the dividend reinvestment amounted to $292,620.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	21

Additional Information (unaudited)

Stockholder proxy voting results

The annual meeting of stockholders was held on May 30, 2013. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified.

No. of Shares
John R. Graham
Affirmative	12,215,086
Withheld	202,358
TOTAL	12,417,444

No. of Shares
H. Kevin Birzer
Affirmative	12,214,833
Withheld	202,611
TOTAL	12,417,444

Each of Conrad S. Ciccotello and Terry Matlack continued as a director with a term expiring on the date of the 2014 annual meeting of stockholders. Charles E. Heath continued as a director and his term expires on the date of the 2015 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (3 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	3
Against	0
Abstain	0
Broker Non-votes	0
TOTAL	3

Vote of Stockholders	No. of Shares
Affirmative	2,374,659
Against	417,130
Abstain	87,091
Broker Non-votes	9,538,564
TOTAL	12,417,444

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2013.

No. of Shares
Affirmative	12,318,268
Against	28,780
Abstain	70,396
TOTAL	12,417,444

Based upon votes required for approval, each of these matters passed.

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2013, the aggregate compensation paid by the Company to the independent directors was $31,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing for the period ending June 30, 2013, it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com. You will also be able to access this information on the SEC’s Web site at www.sec.gov.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

22	2013 2nd Quarter Report

Additional Information (unaudited) (continued)

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2013 2nd Quarter Report	25

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Independence Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: NDP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,078	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$376

Tortoise Energy Capital Corp.		Midstream Equity	$1,068	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$412

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,953	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$235

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$262

(1) As of 6/30/13

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Energy Independence Fund, Inc.
11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/1/12-12/31/12	0	0	0	0
Month #2 1/1/13-1/31/13	0	0	0	0
Month #3 2/1/13-2/28/13	0	0	0	0
Month #4 3/1/13-3/31/13	0	0	0	0
Month #5 4/1/13-4/30/13	0	0	0	0
Month #6 5/1/13-5/31/13	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Independence Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 29, 2013

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     July 29, 2013